Current Tax Receivables and Payables - Summary of Current Tax Receivables and Payables (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
CURRENT TAX RECEIVABLES AND PAYABLES
Monthly provisional tax payments	$ 23,628,163	$ 37,544,939
Tax credit for absorbed profits	16,664,648	15,037,217
Minimum presumed income	2,355,003	191,118
Total	42,647,814	52,773,274
Income tax	17,662,740	12,541,174
Current tax liabilities	$ 17,662,740	$ 12,541,174